SECURITIES AND EXCHANGE COMMISSION
     Washington, D.C.  20549


FORM 8-K

FIRST AMENDMENT


Current Report

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 18, 1998
___________________________________________________________________

VERTEX COMPUTER CABLE & PRODUCTS, INC.
(Exact name of registrant as specified in its charter)
___________________________________________________________________


           Delaware                               11-2816128
(State or other jurisdiction of                (I.R.S. Employer
 incorporation or organization)              Identification Number)

   1-9263
(Commission File Number)


	920 Conklin Street, Farmingdale, New York 11735
	(Address of principal executive offices and zip code)


	Registrant's telephone number, including area code: (516) 293-1610







Item 1. CHANGES IN CONTROL OF REGISTRANT

		The Registrant ("Vertex Computer Cable & Products, Inc.) entered into an agreement dated December 18, 1998, whereas the Registrant was a party to a combined agreement with Daniel Mcphee, Christopher Francis, TW Cable LLC.,
Edward Goodstein and Dataworld Solutions, Inc. The following actions took place as of the signing of the agreement:

	(a) Vertex Computer Cable & Products, will acquire all the voting stock of Dataworld solely in exchange for 1,500,000 shares of the voting common stock of Vertex, and

	(b) Daniel McPhee and Christopher Francis will, each acquire from TW Cable LLC. a total of 17,000,000 shares of the voting common stock of Vertex for payment of $200,000 and other consideration stated in the Agreement; and

	(c) TW Cable LLC. has agreed with Vertex to acquire 6,000 shares of the $6 Vertex Senior Cumulative Convertible Preferred Stock having a stated value of $100 per share, $.01 par value with such rights, preferences and designations as set forth in the Certificate of Designation; and

	(d) Edward Goodstein and/or TW Cable LLC. has agreed with Vertex to forgive certain debt of Vertex presently owed to Goodstein and/or TW Cable LLC.; and

	(e) Effective with the signing of the agreement, Daniel Mcphee will become Chairman of the Board of Directors and Chief Executive Officer. Christopher Francis will become Chief Operating Officer and Director. Edward Goodstein and Albert Roth will remain on the Board of Directors.



Item 7.  EXHIBITS

	*	1.1		Agreement by and Among Vertex Computer Cable & Products, Inc.
and Daniel McPhee and Christopher Francis and TW Cable LLC
and Edward Goodstein and Dataworld Solutions, Inc. dated
December 18, 1998

	1.2		Certificate of Designation, Preferences and rights of senior
			------------------------------------------------------------
			cumulative convertible preferred stock
		--------------------------------------


*		Filed previously


SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                             Vertex Computer Cable & Products, Inc.

	                   By: /s/ Daniel McPhee
	                       Chief Executive Officer

	                   By: /s/ Nicholas T. Hutzel
	                       V.P. & Controller






Dated: January 7, 1999




















	CERTIFICATE OF DESIGNATION, PREFERENCES
	AND RIGHTS OF SENIOR CUMULATIVE
	CONVERTIBLE PREFERRED STOCK

	OF

	Vertex Computer Cable & Products, Inc.


	Pursuant to Section 151 of the General
	Corporation Law of the State of Delaware

		Vertex Computer Cable & Products, Inc. a Delaware corporation (the "Corporation"), certifies that pursuant to the authority contained in Article FOURTH of its Certificate of Incorporation and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, its Board of Directors has adopted the following resolution creating a series of its Preferred Stock, par value $.01 per share, designated as Senior Cumulative Convertible Preferred Stock:

		RESOLVED, that a series of the class of authorized Preferred Stock of the Corporation be hereby created and that the designation and amount thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

		SECTION 1. Designation and Amount. The shares of such series shall be designated as $6 Senior Cumulative Convertible Preferred Stock
(the "$6 Senior Preferred Stock") and the number of shares constituting such series shall be 20,000 and the stated value of the Senior Preferred Stock shall be $100 per share.




		SECTION 2.  VOTING   The $6 Senior Preferred Stock shall have
the following voting rights:
		(A) The Corporation shall not, without the affirmative consent of the holders of seventy-five percent of the $6 Senior Preferred Stock, in any manner alter or change the designations, or the powers, preferences, rights, qualifications, limitations, or restrictions or increase the number of authorized shares of the Senior Preferred Stock in any manner.

		(B) The Corporation shall not, without the affirmative consent of the holders of seventy-five percent of the $6 Senior Preferred Stock, issue any preferred stock or other equity securities senior to, or pari passu with, the $6 Senior Preferred Stock whether as to dividends, distribution or liquidation, or otherwise.

		SECTION 3. Dividends. In each year the holders of the $6 Senior Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors of the Corporation, out of funds legally available for that purpose, quarterly dividends payable in cash on December 1, March 1, June 1 and September 1 in each year (each such date being referred to herein as "Quarterly Dividend Payment Date"), commencing March 1, 1999, in an amount equal to $1.50 per share (that is, $6 per share on an annual basis).






		In the case of the original issuance of shares of $6 Senior Preferred Stock, dividends shall begin to accrue and be cumulative from the date of issue. In the case of shares of $6 Senior Preferred Stock after December 1, 1999, but prior to any Quarterly Dividend Payment Date, dividends shall begin to accrue and be cumulative from the date of issue to the next Quarterly Dividend Payment Date; provided, however, that if dividends shall not be paid on such Quarterly Dividend Payment Date, then dividends shall accrue and be cumulative from the Quarterly Dividend Payment Date to which such dividends have been paid. Dividends paid on shares of $6 Senior Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro-rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of $6 Senior Preferred Stock entitled to receive payment of a dividend declared thereon, which record date shall be no more than sixty days prior to the date fixed for the payment thereof.

		Whenever quarterly dividends payable on the $6 Senior Preferred Stock as provided in this Section 3 are in arrears, thereafter and until dividends, including all accrued dividends, on shares of the $6 Senior Preferred Stock outstanding shall have been paid in full or declared and set apart for payment, the Corporation shall not (A) pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the $6
Senior Preferred Stock, (B) pay dividends on or make any other distributions on any stock ranking on a parity (either as to dividends or upon liquidation, dissolution, or winding up) with the $6 Senior
Preferred Stock, except dividends paid ratably on the $6 Senior Preferred
Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled, (C) redeem or purchase or otherwise acquire for consideration any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the $6
Senior Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking on a parity or junior to the $6 Senior Preferred Stock, (D) purchase or otherwise acquire for consideration any shares of the $6 Senior Preferred Stock, unless required or as provided in Section 5, or any shares of stock ranking on a parity with the $6 Senior Preferred Stock, except with respect to the exchange of any Stock ranking below the $6 Senior
Preferred Stock as to liquidation or dividends for debt of the Corporation. The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could purchase such shares at such time and in such manner.

		SECTION 4.  [Intentionally Omitted]

		SECTION 5. Redemption by Corporation. The Corporation shall redeem shares of $6 Senior Preferred Stock pursuant to the following provisions:



		(A) The Corporation shall, on December 1, 2003 redeem all the then outstanding shares of $6 Senior Preferred Stock at the stated value thereof (namely $100 per share) plus accrued and unpaid dividends thereon
(the "Redemption Amount") by either (i) a check equal to the Redemption
Amount or (ii) such number of shares of Common Stock of the Corporation as determined by dividing the "market value" of such Common Stock as of December 1, 2003, calculated as set forth in Section 8, into the Redemption Amount.

		(B) Notice of any redemption of the $6 Senior Preferred Stock shall be mailed at least thirty, but no more than sixty, days prior to the date fixed for redemption to each holder of $6 Senior Preferred Stock to be redeemed, at such holder's address as it appears on the books of the Corporation. In order to facilitate the redemption of the $6 Senior Preferred Stock, the Board of Directors may fix a record date for the determination of holders of $6 Senior Preferred Stock to be redeemed, or may cause the transfer book of the Corporation to be closed for the transfer of the $6 Senior Preferred Stock, not more than sixty days prior to the date fixed for such redemption;

		(C) Upon any notice of redemption being sent to the holders of $6 Senior Preferred Stock, notwithstanding that any certificates for such shares shall not have been surrendered for cancellation, the shares represented thereby shall no longer be deemed outstanding, the rights to receive dividends thereon shall cease to accrue from and after the date of redemption designated in the notice of redemption and all rights of the holders of the shares of the $6 Senior Preferred Stock called for redemption shall cease and terminate, excepting only the right to receive the redemption price therefor.

		SECTION 6. Reacquired Shares. Any shares of the $6 Senior Preferred Stock redeemed or purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions or restrictions on issuance set forth in the Corporation's Certificate of Incorporation.


		SECTION 7. Liquidation, Dissolution or Winding Up. Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (A) to the holders of Common Stock of the Corporation and other stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the $6 Senior Preferred Stock unless, prior thereto, the holders of $6 Senior Preferred Stock shall have received $100 per share, plus an amount equal to cumulative unpaid dividends thereon, including accrued dividends, whether or not declared, to the date of such payment or (B) to the holders of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the $6 Senior Preferred Stock, except distributions made ratably on the $6 Senior Preferred Stock and all other such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up.



		SECTION 8.	Conversion.

		(A)	Conversions.  Subsequent to December 31, 1999 and subject
to and upon compliance with the provisions of this Section, at the option of any holder of $6 Senior Preferred Stock such holder may convert his or her $6 Senior Preferred Stock and cumulative but unpaid dividends, at any time into that number of duly paid and nonassessable whole shares of common stock obtained by dividing the stated value of the $6 Senior
Preferred Stock so converted, plus the cumulative but unpaid dividends on such shares, by the Conversion Price, determined as hereinafter provided, in effect at the time of conversion provided, however, no such conversion may be made unless the market price (as hereinafter defined) shall be $1.50 or greater. Upon conversion of any shares of $6 Senior Preferred
Stock that portion so converted shall result in satisfaction and redemption of such Senior Preferred Stock so converted.
		The price at which shares of Common Stock shall be delivered upon conversion (herein called the "Conversion Price") shall be 75% of the market price (as hereinafter defined) per share of Common Stock.

		(B)	Manner of Exercising Conversion Privilege.
			(i) In order to exercise the conversion privilege, the holder of any shares of $6 Senior Preferred Stock to be converted shall surrender the certificates representing such $6 Senior Preferred Stock at the principal office of the Corporation, accompanied by written notice to the Corporation, at said office that the holder elects to convert such $6 Senior Preferred Stock or, if less than the entire amount of shares represented by such certificate, the portion thereof to be converted.
Such notice shall also state the name or names in which the certificate or certificates for shares of Common Stock issuable on such conversion are to be issued, otherwise they shall be issuable in the same name as the registration of such $6 Senior Preferred Stock, be accompanied by instruments of transfer, in form satisfactory to the Corporation and to any person authorized by the Corporation to deliver Common Stock on conversion of $6 Senior Preferred Stock (herein referred to as the "conversion agent"), duly executed by the holder or his duly authorized attorney. Except as otherwise provided in this Section 9(b), no payment or adjustment shall be made on account of any dividends on the Common
Stock issued upon conversion.
			(ii) $6 Senior Preferred Stock shall be deemed to have been converted immediately prior to the close of business on the day of acceptance of such $6 Senior Preferred Stock for conversion in accordance with the foregoing provisions, and at such time the rights of the holders of the converted portion shall cease and the persons entitled to receive the Common Stock issuable upon conversion shall be treated for all purposes as the record holders of such Common Stock at such times;
provided, however, that any such surrender on any date when the stock transfer books of the Corporation shall be closed shall constitute the person or persons in whose name or names the certificate or certificates for such shares are to be issued as the record holder or holders thereof for all purposes at the opening of business on the next succeeding day on which such stock transfer books are open and the $6 Senior Preferred
Stock surrendered shall not be deemed to have been converted, in whole or in part as the case may be, until such date for the purpose of determining whether any dividends is payable thereon, and such conversion date, the Corporation shall issue and shall deliver at said office or agency a certificate or certificates for the number of full shares of Common Stock issuable upon conversion, together with payment in lieu of any fraction of a share, as provided in Section 9(C).
			(iii) In the case of any certificates of $6 Senior Preferred Stock which is converted in part only, upon such conversion the Corporation shall execute and deliver to or upon the written order of the holder thereof, at the expense of the Corporation, a new certificate of certificates of Senior Preferred Stock in an amount equal to the unconverted portion of such certificates of $6 Senior Preferred Stock.

		(C)	Fractional Shares.  No fractional shares of Common Stock
shall be issued upon conversion of any Senior Preferred Stock. Instead of any fractional share of Common Stock which would otherwise be issuable upon conversion of any $6 Senior Preferred Stock (or specified portions thereof), the Corporation shall pay a cash adjustment in respect of such fraction.

		Section 9. Market Price; Merger or Consolidation.

		(A)  For the purpose of any computation under Section 5 or
Section 8, the "market price" per share of Common Stock on any date shall be deemed to be the average of the daily closing prices for 30 consecutive business days before the day in question. The closing price for each day shall be the average of the closing bid and asked prices as reported by the National Association of Securities Dealers Automated Quotation System, or if not so reported, the average of the closing bid and asked prices as furnished by any firm acting at that time as a market maker in the Common Stock selected from time to time by the Corporation for this purpose.

		(B) In case of any consolidation of the Corporation with, or merger of the Corporation into, any other corporation (other than a consolidation or merger in which the Corporation is the continuing corporation), or in the case of any sale or transfer of all or substantially all of the assets of the Corporation, the corporation formed by such consolidation or the corporation into which the Corporation shall have been merged or the corporation which shall have acquired such assets, as the case may be, shall execute and deliver to holders of all outstanding shares of $6 Senior Preferred Stock written evidence providing that the holder of all outstanding shares of $6 Senior Preferred Stock shall have the right thereafter to convert such shares of $6 Senior Preferred Stock into the kind and amount of share of stock and other securities and property which are receivable or which, but for the failure to distribute to the holders of Common Stock all or substantially all of the consideration receivable upon such sale or transfer of assets, would be receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock into which such shares of $6 Senior Preferred Stock might have been converted immediately prior to such sale or transfer. Such written evidence shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 9. The provisions of this
Section 9(B) shall similarly apply to successive consolidations, mergers, sales or transfers.






		Section 10. Notice of Certain Corporate Action.
		(A)	In the event that any of the following shall occur, the
holders of all $6 Senior Preferred stock shall have the right to receive notice as provided in this Section 10.
			(i) the Corporation shall declare a dividend (or any other distribution) on its Common Stock payable otherwise than in cash;
			(ii) the Corporation shall authorize the granting to the holders of its Common Stock of its rights to subscribe for or purchase any shares of capital stock of any class or of any rights;
			(iii) of any capital reorganization or of any reclassification of the Common Stock of the Corporation (other than a subdivision or combination of its outstanding shares of Common Stock), or any consolidation or merger to which the Corporation is a party and for which approval of any stockholders of the Corporation is required, or sale or transfer of all or substantially all of the assets of the Corporation; or

			(iv) the voluntary or involuntary dissolution, liquidation or winding up of the Corporation.

		(B) In the event notice must be given, the Corporation shall cause the same to be delivered to the Holders of all $6 Senior Preferred Stock at least 20 days (or 10 days in any case specified in clause (i) or (ii) above) prior to the applicable date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights, or, if a record is not to be taken, the date as of which the holder of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined, or (y) the date on which such reorganization, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up as expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up.

		Section 11. Corporation to Provide Stock. The Corporation shall at all times reserve and keep available, free from pre-emptive rights, (out of its authorized but unissued Common Stock or out of Common Stock held in its treasury) for the purpose of effecting the conversion of $6 Senior Preferred Stock, the full number of shares of Common Stock then issuable upon the conversion of all outstanding $6 Senior Preferred
Stock.	Before taking any action that would cause an adjustment
reducing the Conversion Price below the then par value (if any) of the shares of Common Stock issuable upon conversion of the $6 Senior
Preferred Stock the Corporation shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of such Common Stock at such Conversion Price. If any shares of Common Stock reserved for conversions of $6 Senior Preferred Stock requires listing upon any national securities exchange before such shares may be delivered upon conversion, the Corporation shall in good faith, and as expeditiously as possible, endeavor to cause such shares to be duly listed.




		Section 12. Taxes on Conversion. The Corporation shall pay any and all transfer tax stamp taxes that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of $6 Senior Preferred Stock. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that of the holders of $6 Senior Preferred Stock to be converted, and no such issuance or delivery shall be made unless and until the person requesting such issuance has paid to the Corporation the amount of any such tax, or has established, to the satisfaction of the Corporation, that such tax has been paid.

		IN WITNESS WHEREOF, said Vertex Computer Cable & Products, Inc. has caused this Certificate of Designation, Preferences and Rights of Senior Preferred Stock to be duly executed by its President and attested to by its Secretary and caused its corporate seal to be affixed thereto on December 17, 1998.


Attest:						Vertex Computer Cable &
							   Products, Inc.



  /s Albert Roth              		By: /s Edward Goodstein
								Chairman of the Board